Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

Quarterly revenues surpassed $100 million for the first time, growing 17 percent year-over-year to $103.8 million

GAAP earnings were $0.48 per diluted share; non-GAAP earnings were $0.72 per diluted share; cash flow from operations was $26.3 million

SAN JOSE, Calif.--(BUSINESS WIRE)--October 27, 2016--Power Integrations (Nasdaq:POWI) today announced financial results for the quarter ended September 30, 2016. Net revenues for the third quarter were $103.8 million, an increase of seven percent from the prior quarter, and up 17 percent compared to the third quarter of 2015. Net income was $14.2 million or $0.48 per diluted share, compared to $0.38 per diluted share in the prior quarter and $0.39 per diluted share in the third quarter of 2015. Cash flow from operations was $26.3 million.

In addition to its GAAP results, the company provided certain non-GAAP financial measures that exclude stock-based compensation expenses, amortization of intangible assets, other acquisition-related expenses, and the tax effects of these items. Non-GAAP net income for the third quarter was $21.2 million or $0.72 per diluted share, compared with $0.60 per diluted share in the prior quarter and $0.55 per diluted share in the third quarter of 2015.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Our quarterly revenues grew 17 percent year-over-year, surpassing $100 million for the first time. We believe we are on track for double-digit revenue growth in 2016, and we expect to carry strong momentum into 2017 on the strength of the InnoSwitch™ product cycle, new products for the high-power and lighting markets, and a robust product pipeline that will further expand our addressable market in the years ahead.”

Additional Highlights

  Power Integrations paid a dividend of $0.13 per share on September 30, 2016. A dividend of $0.13 per share is scheduled to be paid on December 30, 2016, to stockholders of record as of November 30, 2016.
  The company had $226.6 million in cash and short-term marketable securities at quarter-end, an increase of $24.3 million during the quarter.
  Power Integrations was issued 15 U.S. patents during the third quarter.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2016:

  Revenues are expected to be in a range of $101 million plus or minus $3 million.
  GAAP gross margin is expected to be approximately 48.8 percent; non-GAAP gross margin is expected to be approximately 50 percent. (The difference between the expected GAAP and non-GAAP gross margins is composed of approximately 0.9 percentage points from amortization of acquisition-related intangible assets and 0.3 percentage points from stock-based compensation.)
  GAAP operating expenses are expected to be between $37 million and $38 million; non-GAAP operating expenses are expected to be between $31 million and $32 million. (Non-GAAP operating expenses exclude approximately $5.4 million of stock-based compensation expenses and $0.6 million of amortization of acquisition-related intangible assets.)

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. PT. Members of the investment community can join the call by dialing 1-647-788-4901. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power-conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets and the write-up of acquired inventory, acquisition expenses, severance and transition expenses, amortization of in-place lease intangible assets, and the tax effects of these items. The company uses these measures in its own financial and operational decision-making and, with respect to one measure, in setting performance targets for employee-compensation purposes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends, and to facilitate comparability with the operating results of other companies that provide similar measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures.

Note Regarding Forward-Looking Statements

The statements in this press release regarding the company’s forecast for its fourth-quarter financial performance, the company’s belief that it is on track for double-digit revenue growth in 2016, and that it expects to carry strong momentum into 2017 on the strength of the InnoSwitch™ product cycle, new products for the high-power and lighting markets, and a robust product pipeline that will further expand its addressable market in the years ahead are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 11, 2016. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, InnoSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
NET REVENUES	$103,790	$97,169	$88,878	$286,285	$256,700

COST OF REVENUES	52,597	49,532	44,717	144,508	126,229

GROSS PROFIT	51,193	47,637	44,161	141,777	130,471

OPERATING EXPENSES:
Research and development	15,906	15,859	13,888	46,544	43,144
Sales and marketing	11,447	11,407	10,463	33,594	33,337
General and administrative	8,789	8,133	7,361	24,772	22,824
Amortization of acquisition-related intangible assets	582	611	666	1,859	2,109
Acquisition expenses, severance and transition costs	-	-	-	-	1,113
Total operating expenses	36,724	36,010	32,378	106,769	102,527

INCOME FROM OPERATIONS	14,469	11,627	11,783	35,008	27,944

Other income, net	282	236	428	779	219

INCOME BEFORE INCOME TAXES	14,751	11,863	12,211	35,787	28,163

PROVISION FOR INCOME TAXES	586	598	698	1,514	1,717

NET INCOME	$14,165	$11,265	$11,513	$34,273	$26,446

EARNINGS PER SHARE:
Basic	$0.49	$0.39	$0.40	$1.19	$0.91
Diluted	$0.48	$0.38	$0.39	$1.16	$0.89

SHARES USED IN PER-SHARE CALCULATION:
Basic	28,972	28,850	28,855	28,834	29,175
Diluted	29,625	29,422	29,298	29,480	29,856

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$348	$293	$219	$731	$725
Research and development	1,934	1,940	1,277	5,343	3,974
Sales and marketing	1,303	899	877	3,229	2,767
General and administrative	2,204	1,880	988	5,914	4,036
Total stock-based compensation expense	$5,789	$5,012	$3,361	$15,217	$11,502

Cost of revenues includes:
Amortization of write-up of acquired inventory	$-	$-	$-	$-	$309
Amortization of acquisition-related intangible assets	$939	$946	$961	$2,846	$2,883

General & administrative expenses include:
Patent-litigation expenses	$1,894	$1,658	$1,500	$4,711	$4,458

Other income, net includes:
Amortization of in-place lease intangible assets	$90	$90	$30	$270	$30

REVENUE MIX BY END MARKET
Communications	28%	27%	26%	26%	23%
Computer	5%	6%	7%	6%	7%
Consumer	37%	35%	36%	37%	37%
Industrial	30%	32%	31%	31%	33%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$51,193	$47,637	$44,161	$141,777	$130,471
GAAP gross margin	49.3%	49.0%	49.7%	49.5%	50.8%

Stock-based compensation included in cost of revenues	348	293	219	731	725
Amortization of write-up of acquired inventory	-	-	-	-	309
Amortization of acquisition-related intangible assets	939	946	961	2,846	2,883

Non-GAAP gross profit	$52,480	$48,876	$45,341	$145,354	$134,388
Non-GAAP gross margin	50.6%	50.3%	51.0%	50.8%	52.4%

RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$36,724	$36,010	$32,378	$106,769	$102,527

Less: Stock-based compensation expense included in operating expenses
Research and development	1,934	1,940	1,277	5,343	3,974
Sales and marketing	1,303	899	877	3,229	2,767
General and administrative	2,204	1,880	988	5,914	4,036
Total	5,441	4,719	3,142	14,486	10,777

Amortization of acquisition-related intangible assets	582	611	666	1,859	2,109

Acquisition expenses, severance and transition costs	-	-	-	-	1,113

Non-GAAP operating expenses	$30,701	$30,680	$28,570	$90,424	$88,528

RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income from operations	$14,469	$11,627	$11,783	$35,008	$27,944
GAAP operating margin	13.9%	12.0%	13.3%	12.2%	10.9%

Add: Total stock-based compensation	5,789	5,012	3,361	15,217	11,502
Amortization of write-up of acquired inventory	-	-	-	-	309
Amortization of acquisition-related intangible assets	1,521	1,557	1,627	4,705	4,992
Acquisition expenses, severance and transition costs	-	-	-	-	1,113

Non-GAAP income from operations	$21,779	$18,196	$16,771	$54,930	$45,860
Non-GAAP operating margin	21.0%	18.7%	18.9%	19.2%	17.9%

RECONCILIATION OF PROVISION FOR INCOME TAXES
GAAP provision for income taxes	$586	$598	$698	$1,514	$1,717
GAAP effective tax rate	4.0%	5.0%	5.7%	4.2%	6.1%

Tax effect of adjustments to GAAP results	(328)	(225)	(310)	(854)	(1,028)

Non-GAAP provision for income taxes	$914	$823	$1,008	$2,368	$2,745
Non-GAAP effective tax rate	4.1%	4.4%	5.9%	4.2%	6.0%

RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$14,165	$11,265	$11,513	$34,273	$26,446

Adjustments to GAAP net income
Stock-based compensation	5,789	5,012	3,361	15,217	11,502
Amortization of write-up of acquired inventory	-	-	-	-	309
Amortization of acquisition-related intangible assets	1,521	1,557	1,627	4,705	4,992
Acquisition expenses, severance and transition costs	-	-	-	-	1,113
Amortization of in-place lease intangible assets	90	90	30	270	30
Tax effect of items excluded from non-GAAP results	(328)	(225)	(310)	(854)	(1,028)

Non-GAAP net income	$21,237	$17,699	$16,221	$53,611	$43,364

Average shares outstanding for calculation of non-GAAP income per share (diluted)	29,625	29,422	29,298	29,480	29,856

Non-GAAP net income per share (diluted)	$0.72	$0.60	$0.55	$1.82	$1.45

GAAP income per share	$0.48	$0.38	$0.39	$1.16	$0.89

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2016	June 30, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$95,890	$105,343	$90,092
Short-term marketable securities	130,673	96,891	83,769
Accounts receivable	14,679	14,010	7,818
Inventories	49,941	46,749	51,934
Prepaid expenses and other current assets	7,372	6,478	6,790
Total current assets	298,555	269,471	240,403

PROPERTY AND EQUIPMENT, net	94,433	95,746	99,381
INTANGIBLE ASSETS, net	33,114	34,726	38,165
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	11,064	11,342	11,843
OTHER ASSETS	6,273	6,372	5,896
Total assets	$535,288	$509,506	$487,537

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$30,117	$24,367	$21,660
Accrued payroll and related expenses	9,011	10,463	9,327
Taxes payable	251	247	3,620
Deferred income on sales to distributors	16,334	16,888	15,101
Other accrued liabilities	3,427	2,548	2,285
Total current liabilities	59,140	54,513	51,993

LONG-TERM LIABILITIES:
Income taxes payable	2,666	2,666	2,511
Deferred tax liabilities	1,002	1,004	1,291
Other liabilities	3,422	3,315	3,123
Total liabilities	66,230	61,498	58,918

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	162,820	151,806	145,366
Accumulated other comprehensive loss	(1,885)	(1,527)	(1,851)
Retained earnings	308,095	297,701	285,076
Total stockholders' equity	469,058	448,008	428,619
Total liabilities and stockholders' equity	$535,288	$509,506	$487,537

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$14,165	$11,265	$11,513	$34,273	$26,446
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,149	4,206	4,168	12,670	12,235
Amortization of intangible assets	1,612	1,647	1,732	5,051	5,247
Loss on disposal of property and equipment	68	70	270	216	270
Stock-based compensation expense	5,789	5,012	3,361	15,217	11,502
Amortization of premium on marketable securities	55	169	258	484	809
Deferred income taxes	276	300	66	490	152
Increase (decrease) in accounts receivable allowances	110	104	213	303	128
Tax shortfall associated with employee stock plans	-	-	-	-	(189)
Change in operating assets and liabilities:
Accounts receivable	(779)	(2,820)	1,938	(7,164)	888
Inventories	(3,192)	(1,084)	8,792	1,993	9,995
Prepaid expenses and other assets	(764)	229	2,428	(1,403)	4,278
Accounts payable	5,998	4,879	(8,338)	9,037	(2,035)
Taxes payable and other accrued liabilities	(675)	(153)	(1,752)	(2,241)	(3,579)
Deferred income on sales to distributors	(554)	(214)	6	1,233	1,241
Net cash provided by operating activities	26,258	23,610	24,655	70,159	67,388

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,184)	(2,795)	(2,475)	(8,074)	(7,619)
Payment for purchase of building	-	-	(10,389)	-	(10,389)
Payment for acquisition, net of cash acquired	-	-	-	-	(15,549)
Purchases of marketable securities	(56,187)	(20,984)	(4,940)	(122,398)	(14,933)
Proceeds from sales and maturities of marketable securities	22,207	14,390	8,424	75,128	37,459
Net cash used in investing activities	(37,164)	(9,389)	(9,380)	(55,344)	(11,031)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	5,224	491	2,527	8,672	6,902
Repurchase of common stock	-	(350)	(30,555)	(6,435)	(53,731)
Payments of dividends to stockholders	(3,771)	(3,754)	(3,453)	(11,254)	(10,501)
Net cash provided by (used in) financing activities	1,453	(3,613)	(31,481)	(9,017)	(57,330)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(9,453)	10,608	(16,206)	5,798	(973)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	105,343	94,735	75,941	90,092	60,708

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$95,890	$105,343	$59,735	$95,890	$59,735

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
joe@power.com